                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]Confidential, for Use of the
[_]Preliminary Proxy Statement               Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           DIRECT III MARKETING, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                PROXY STATEMENT

                                 Notice of 2001
                         Annual Meeting of Stockholders
                              and Proxy Statement

                           DIRECT III MARKETING, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

   The Annual Meeting of Stockholders of Direct III Marketing, Inc. will be held at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, California at 10:00 a.m. San Diego time on Wednesday, May 16, 2001. The purposes of the meeting are:

  1. To elect five directors to the Company's Board of Directors for a term of one year;

  2. To consider and vote upon a proposal to approve a Stock Option Plan; and

  3. To consider and transact any other business that may properly come before the meeting.

   Stockholders of record at the close of business on March 30, 2001, are entitled to notice of and to vote at the meeting. We are also mailing to you with this Notice and Proxy Statement, our Annual Report on Form 10-KSB for the year ended December 31, 2000.

   The Board of Directors recommends a vote for each of Robert deRose, Michael
H. Shaut, James G. Clark, Douglas L. Feist and Martin A. Mayer, as Directors. The Board of Directors believes that the Stock Option Plan is in your best interests and unanimously recommends that you vote for the proposal to approve the Stock Option Plan.

                                          For the Board of Directors

                                          /s/ Douglas L. Feist

                                          Douglas L. Feist
                                          Secretary

April 11, 2001

   This Proxy Statement is first being mailed to stockholders on or about April 13, 2001.

                           DIRECT III MARKETING, INC.

                                PROXY STATEMENT

   The Board of Directors of Direct III Marketing, Inc. (the "Company") respectfully requests your proxy for use at the Annual Meeting of Stockholders to be held on Wednesday, May 16, 2001, and at any adjournments of that meeting. This Proxy Statement is to inform you about the matters to be acted upon at the meeting.

   If you attend the meeting, you may vote your stock by ballot. If you do not attend, your stock may still be voted at the meeting if you sign and return the enclosed proxy card. Shares of Common Stock of the Company represented by a properly signed proxy card will be voted in accordance with the choices marked on the proxy card. You may revoke your proxy before it is voted by giving notice to the Company in writing or orally at the meeting.

   Some Stockholders may also submit their proxies by telephone or over the Internet. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. These procedures allow Stockholders to appoint a proxy to vote their stock and to confirm that their instructions have been properly recorded. Instructions for voting by telephone and over the Internet are printed on the proxy cards. Not all stockholders are permitted to submit a proxy by the Internet or telephone. Please check your proxy card for more instructions.

   The Company's headquarters are located at 12760 High Bluff Drive, Suite 210, San Diego, California 92130. The Company's telephone number is (858) 793-4151.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Proposal 1: Election of Directors..........................................   1
  Our Recommendation.......................................................   2
  Committees of the Board of Directors; Attendance.........................   2
  Compensation of Directors................................................   2
Proposal 2: Approval of Stock Option Plan..................................   2
  Summary of the Plan......................................................   2
  Our Recommendation.......................................................   4
Audit Fees and Services....................................................   4
Security Ownership of Certain Beneficial Owners and Management.............   5
Executive Compensation.....................................................   6
  Summary Compensation Table...............................................   6
  Option Grants in Last Fiscal Year........................................   6
  Year End Option Values...................................................   6
  Agreements with Officers and Directors...................................   7
Certain Relationships and Related Transactions.............................   8
Section 16(a) Beneficial Ownership Reporting Compliance....................   8
Independent Auditors.......................................................   8
The Annual Meeting.........................................................   8
  Date, Time and Place.....................................................   8
  Purpose..................................................................   9
  Voting at the Meeting....................................................   9
  No Appraisal Rights......................................................   9
  Proxy Solicitation.......................................................   9
2002 Annual Meeting........................................................  10
Financial Statements.......................................................  10
Exhibit A--Direct III Marketing, Inc. Stock Option Plan.................... A-i

                       PROPOSAL 1: ELECTION OF DIRECTORS

   The Company's Board of Directors consists of five directors. Each director serves for a one year term and until a successor is duly elected and qualified, or until his earlier resignation or removal. The Board met six times during 2000.

   The names of the five nominees for election as Directors for terms expiring in 2002 and a description of the business experience of each nominee appear below. Each of the nominees is a current member of the Board.

   Robert deRose, Age 54; Director, Chairman and Chief Executive Officer of the Company. Mr. deRose has been a Director and Chief Executive Officer since April 1999, and was President until March 1, 2001, when Mr. Shaut became President of the Company. Mr. deRose was the President and CEO of American Express Educational Loans, one of the largest student financial aid lenders in the country from October 1995 through January 1998, and continued to provide consulting services through April 1999. Mr. deRose founded The Educational Funding Company LLC (American Express Educational Loans), and grew it in size until its acquisition by American Express by developing innovative direct marketing programs in telemarketing, direct mail, and e-commerce, while successfully integrating all three.

   Michael H. Shaut, Age 50; Director, President and Chief Operating Officer of the Company and President of Grad Partners, Inc., a wholly owned subsidiary of the Company. Mr. Shaut has been a Director, President, and Chief Operating Officer of the Company since March 1, 2001, and President of Grad Partners, Inc. since its incorporation on October 3, 2000. Mr. Shaut was formerly the President and Chief Executive Officer of Student Loan Funding Resources, Inc., from 1999 and 2000, an originator and secondary market purchaser of federally guaranteed and private student loans. Mr. Shaut was instrumental in selling the company to Student Loan Marketing Association (Sallie Mae) in 2000. Prior to returning to Student Loan Funding Resources, Inc., Mr. Shaut was President of Education Planning Services, Inc., during 1998 and 1999, a joint venture company with Arthur Anderson, LLC, focused on providing strategic consulting services to the higher education finance community. From December 1995 through June of 1998, Mr. Shaut was Executive Vice President and Chief Operating Officer of The Student Loan Funding Corporation, (nka "Student Loan Funding Resources, Inc."), where Mr. Shaut managed the day to day operations of the company.

   James G. Clark, Age 41; Director, Executive Vice President and Chief Financial Officer of the Company and Chief Financial Officer of Grad Partners, Inc. Mr. Clark has been a Director and Chief Financial Officer of the Company since April 1999, Executive Vice President since March 1, 2001, and Chief Financial Officer of Grad Partners, Inc., since its incorporation by the Company. Mr. Clark was formerly the Chief Financial Officer of DTS Communications, Inc. (DTS), a software development company bringing electronic closing services (over the Internet) to the real estate industry from May 1996 to February 1998. DTS was eventually merged into Ocwen Financial Corporation, a New York Stock Exchange member (OCN). In his role as the Chief Financial Officer, Mr. Clark was responsible for all of the financial affairs of the Company, including budgeting, banking, cash management, investor relations, insurance, and financial reporting. Mr. Clark was also responsible for developing and implementing the Company's procedures in the areas of purchasing, collections/accounts receivable, inventory, credit approval, payroll/human resources, payment terms, and travel. Prior to joining DTS, Mr. Clark was the Chief Financial Officer of Lava Enterprises, Inc. from March 1994 to May 1996.

   Douglas L. Feist, Age 53; Director, Executive Vice President, Secretary and General Counsel for the Company and Secretary of Grad Partners, Inc. Mr. Feist has been a Director, Secretary, and General Counsel since April 1999, Executive Vice President since March 1, 2001, and Secretary of Grad Partners, Inc., since its incorporation by the Company. Mr. Feist was a Senior Vice President and General Counsel of UBL Financial Corporation, an insurance services holding company, from February 1993 through December 1998. Mr. Feist joined Mr. deRose at The Educational Funding Company LLC (American Express Educational Loans) in October 1995 as an owner, Senior Vice President and General Counsel, and was instrumental in the negotiations with American Express during the acquisition. Prior to February 1993, Mr. Feist was a shareholder of the law firm of Hinchy, Witte, Woods, Anderson & Hodges.

   Martin A. Mayer, Age 57; Director and Consultant. Mr. Mayer has been a Director since April, 1999. Mr. Mayer currently is a member of the Board of Directors of Paper Warehouse, a public company headquartered in Minnesota. In addition, Mr. Mayer has been an adjunct professor of marketing at the University of San Diego since 1995 and has been an independent financial consultant since 1992. Mr. Mayer was a managing partner with KPMG, LLC., a public accounting firm, from 1973 until 1992.

Our Recommendation

   The Company's Board of Directors proposes the election of the above-named Director nominees. The affirmative vote of holders of a majority of the Common Stock represented and voting, in person or by proxy, at the Annual Meeting, at which a quorum is present is necessary to elect each Director. The Board of Directors believes that election of the above-named Director nominees is in your best interests, and unanimously recommends that you vote FOR the proposal to elect each Director.

Committees of the Board of Directors; Attendance

   The Board of Directors formed a Compensation Committee to manage and oversee the Stock Option Plan and other compensation matters of the Company. The Compensation Committee recommends to the Board of Directors the granting of certain qualified and non-qualified stock options to officers, employees and non-employee Directors of the Company. The Board of Directors appointed Robert deRose and Douglas L. Feist as the initial members of the Compensation Committee. The Compensation Committee met two times during fiscal year 2000.

   During 2000, the Board met six times and each Director attended at least 75% of the meetings of the Board of Directors and of any committee on which he served.

   The Company has no standing audit or nominating committees at this time.

Compensation of Directors

   To date, the Company's Directors have not received any compensation for their services as Directors. The Company does not pay Directors unaffiliated with the Company any fee for attending meetings of the Board of Directors.

                   PROPOSAL 2: APPROVAL OF STOCK OPTION PLAN

Summary of the Plan

   The Board of Directors approved and adopted a Stock Option Plan on April 21, 1999 and amended that Plan effective April 1, 2001. The Plan, as amended, is being submitted to our stockholders for approval at the 2001 Annual Meeting. The Stock Option Plan provides for the grant of incentive stock options and non-qualified stock options to employees selected by the Board of Directors and/or the Compensation Committee. The Board of Directors recommends that the stockholders adopt the Stock Option Plan in order to (a) recognize and compensate officers, Directors and selected employees of the Company and its subsidiaries who contribute to the development and success of the Company, (b) maintain the competitive position of the Company by attracting and retaining employees, (c) provide incentive compensation to such officers and key employees based upon the Company's performance and (d) encourage the officers, employees and Directors of the Company and its subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company and its subsidiaries. The Stock Option Plan, as amended, is attached as Exhibit A to this Proxy Statement. You should read the Plan in its entirety. The summary provided here is qualified in its entirety by reference to the actual Stock Option Plan.

  . Term of the Stock Option Plan. The Plan terminates on the tenth anniversary of adoption of the Plan by the stockholders.

  . Types of Options. The Committee (as defined below) has the discretion to grant incentive stock options that conform to the provisions of Section 422 of the Internal Revenue Code and non-qualified stock options under the Plan.

  . Term of the Options. The term of the options granted under the Plan may be set by the Compensation Committee, subject to certain limitations. The term of any non-qualified stock option granted to an independent Director will be ten years, and the term of any incentive stock options may not be more than ten years, (five years where the grantee is an employee that owns more than ten percent of the voting power in the Company or a subsidiary).

  . Number of Shares of Common Stock. The maximum number of shares of Common Stock that may be issued under the Plan is 2,000,000. The maximum number of shares which may be subject to options granted under the Plan to any individual in any one fiscal year may not exceed 100,000 shares.

  . Committee. The Compensation Committee of the Board of Directors or its designee will administer the Stock Option Plan. The administrator of the Stock Option Plan, whether the Compensation Committee or its designee, is referred to in this summary as the "Committee." The Committee has the power to interpret the Stock Option Plan and the agreements pursuant to which options are granted, and to adopt, amend, or revoke rules for the administration of the Stock Option Plan.

  . Participants. The Committee may grant options under the plan to any employee, officer, or Director (including independent Directors) of the Company or any of its subsidiaries.

  . Exercise Price. The exercise price of options granted under the Stock Option Plan will be determined by the Committee in its sole discretion, provided that such price is greater than the par value. In addition, the exercise price must be (i) in the case of incentive stock options and options intended to qualify as performance based compensation, not less than 100% of the fair market value of a share of Common Stock on the date the option was granted, (ii) in the case of incentive stock options granted to a person who owns more than 10% of the combined voting power in the Company, not less than 110% of the fair market value of a share of Common Stock on the date the option is granted, and (iii) in the case of non-qualified stock options granted to independent Directors after the Company is subject to the Securities Exchange Act of 1934, as amended, 100% of the fair market value of a share of Common Stock on the date on which the option is granted.

  . Change in Common Stock or Assets of the Company; Acquisition or Liquidation of the Company. In the event that the Committee determines that a change in Common Stock on account of a corporate transaction (as more fully described in Section 7.3 of the Stock Option Plan) affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits intended to be available under the Stock Option Plan, the Committee shall, in a manner it deems equitable, adjust the number and kind of the shares of Common Stock to which options may be granted under the Stock Option Plan, the number and kind of shares of Common Stock subject to outstanding options, and the grant or exercise price with respect to any option. In addition, the Committee may (i) provide for the purchase of any option for the amount that could have been attained upon the exercise of the option and replace the option with other rights selected by the Committee, (ii) provide in the terms of the option that it may not be exercised after the occurrence of the corporate transaction that causes a threat of dilution or enlargement of benefits, (iii) declare that prior to the occurrence of the corporate transaction that causes a threat of dilution or enlargement of benefits, the option shall be exercisable as to all shares covered by the option, notwithstanding any provision to the contrary in the Plan, (iv) provide that the option be assumed by the successor or survivor corporation, or substituted for by similar options or awards covering the stock of the successor or survivor corporation with appropriate adjustments as to the number and kind of shares and prices, or (v) make adjustments in the number and type of shares subject to outstanding options, the criteria included in outstanding options, rights and awards, and options, rights and awards which may be granted in the future.

  . Amendments. The Committee may amend or otherwise modify, suspend or terminate the Stock Option Plan. Without the approval of the stockholders, however, the Committee may not, except as described above under the heading "Change in Common Stock or Assets of the Company; Acquisition or Liquidation of the Company", increase the maximum number of shares that may be issued under this Stock Option Plan. The Committee may not take any action that would otherwise require stockholder approval as a matter of law. No amendment, suspension or termination of the Stock Option Plan will, without consent of the holder of the option, alter or impair any rights or obligations under any options that had been previously granted.

  . Certain Federal Income Tax Consequences. There are no federal income tax consequences either to a participant or to the Company upon the grant of an incentive stock option or a non-qualified stock option. Upon the exercise of an incentive stock option during employment or within three months thereafter, the participant will not recognize any income, and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price must be included in the participant's alternative minimum taxable income. This may give rise to alternative minimum tax liability to the participant. A participant generally must hold common shares acquired upon exercise of an incentive stock option for two years after the date of grant or one year after the date of exercise. If a participant disposes of shares of Common Stock before the expiration of this required holding period (a "disqualifying disposition"), the participant will recognize ordinary income equal to the difference between the fair market value of the stock on the date of exercise and the option exercise price. In that event, the Company would be entitled to a deduction equal to the amount of ordinary income recognized by the participant. The balance of any gain or loss realized on a disqualifying disposition will be treated as capital gain or loss to the participant. If the shares of Common Stock are disposed of after the expiration of the required holding period, the entire gain or loss to the participant would be treated as a capital gain or loss and the Company would not be entitled to a deduction. Upon the exercise of a non-qualified stock option, the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price generally will be taxable to the participant as ordinary income and deductible by the Company. This disposition of shares of Common Stock acquired upon the exercise of a non-qualified stock option generally will result in capital gain or loss to the participant, but will have no tax consequences to the Company.

   The Company's Directors and executive officers are participants in the Plan, and as such are eligible to receive incentive stock options and non-qualified stock options under the Stock Option Plan. As of April 2, 2001, 685,000 options were outstanding under the Stock Option Plan. The initial participants in the Stock Option Plan include five (5) participants each of whom is a Director and executive officer of the Company and one executive officer of the Company's subsidiary. Currently, it is not possible to determine which Directors and executive officers may receive options under the Stock Option Plan during 2001.

Our Recommendation

   The Company's Board of Directors recommends the adoption of the Stock Option Plan. The affirmative vote of holders of a majority of the Common Stock represented and voting, in person or by proxy, at the Annual Meeting, at which a quorum is present is required to approve the Plan. The Board of Directors believes that the Stock Option Plan is in your best interests, and unanimously recommends that you vote FOR the proposal to adopt the Stock Option Plan.

                            AUDIT FEES AND SERVICES

   Fees paid by the Company to our auditors during 2000 were as follows; annual audit fees of approximately $18,400, and all other fees of approximately $35,500, including approximately $11,000 for review of SEC related filings. The Board of Directors has considered whether the provision of services by Swenson Advisors, LLP, other than the audit of the Company's annual financial statements, is compatible with maintaining Swenson Advisors, LLP's independence.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table shows the number of shares of Common Stock beneficially owned as of December 31, 2000 by (i) each of the Directors, (ii) each of the executive officers in the Summary Compensation Table, (iii) all Directors and executive officers as a group, and (iv) all persons known to the Company to own beneficially more than 5% of the Company's Common Stock.

                                                                    Amount and
                                                                    Nature of
 Name                               Address                    Beneficial Ownership  Percent
 ----                               -------                    --------------------  -------
 Robert deRose....................  P.O. Box 8082, Rancho           1,080,000(1)(2)   23.94%
                                    Santa Fe, CA 92067
 Michael H. Shaut.................  12760 High Bluff Drive,               --            --
                                    Suite 210, San Diego, CA
                                    92130
 James G. Clark...................  1750 Pacific Beach                115,000(2)       2.60%
                                    Drive,
                                    San Diego, CA 92109
 Douglas L. Feist.................  12760 High Bluff Drive,            65,000(2)       1.47%
                                    Suite 210, San Diego, CA
                                    92130
 Martin A. Mayer..................  3324 Harbor View Drive,            55,000(2)       1.21%
                                    San Diego, CA 92106
 Stephen P. Latreille.............  12760 High Bluff Drive,               --            --
                                    Suite 210, San Diego, CA
                                    92130

 Directors and executive officers                                   1,315,000(1)(2)   28.93%
  as a group......................

 FAC Enterprises, Inc.............  4960 South Virginia               255,898          5.80%
                                    Street, Suite 300, Reno,
                                    NV 89502
 Lancer Offshore, Inc.............  Kama Flamboyna, Suite 9,          320,000          7.26%
                                    Curacao, Netherlands,
                                    Antilles
 SPH Investments, Inc.............  648 Post Road,                    335,000          7.60%
                                    Wakefield, RI 02879

--------
(1) Includes 200,000 shares issued to Mr. deRose's sisters, Denise Marrone (100,000) and Melissa deRose (100,000), of which Mr. deRose has full power of attorney and 10,000 shares transferred to The deRose Foundation, of which Mr. deRose has investment power.
(2) Includes shares of Common Stock that may be acquired by options that are currently exercisable or will be within 60 days, as follows: deRose-- 100,000; Clark--15,000; Feist--15,000 and Mayer--5,000.

                             EXECUTIVE COMPENSATION

   During 2000, the Company had only two employees on its payroll, Robert deRose, Chairman and Chief Executive Officer and James G. Clark, Executive Vice President and Chief Financial Officer. The following table sets forth the compensation paid or accrued to the named executive officers in 1999 and 2000:

                           Summary Compensation Table

          Name and
     Principal Position       Year  Salary  Bonus Other All Other Compensation
     ------------------       ---- -------- ----- ----- ----------------------
Robert deRose................ 2000 $150,000  --    --            --
 Chairman and Chief Executive
 Officer                      1999  118,750  --    --            --

James G. Clark............... 2000   90,000  --    --            --
 Executive Vice President and 1999   71,250  --    --            --
 Chief Financial Officer

Stephen P. Latreille(1)...... 2000   16,667  --    --            --
 Senior Vice President Sales
 and Marketing,               1999      --   --    --            --
 Grad Partners, Inc.

--------
(1) Mr. Latreille's employment with Grad Partners, Inc. commenced on November 1, 2000.

   The following table contains information concerning stock options granted to named executive officers during 2000.

                       Option Grants in Last Fiscal Year

                             Number of
                         Shares Underlying % of Total Options
                              Options          Granted to     Exercise
Name                        Granted(1)         Employees       Price    Expiration Date
----                     ----------------- ------------------ -------- -----------------
Robert deRose...........      100,000            60.61%        $4.00   December 28, 2010
James G. Clark..........       15,000             9.09%        $4.00   December 28, 2010
Stephen P. Latreille....       50,000            30.30%        $4.00   December 28, 2010

--------
(1) All of the options are currently exerciseable except that the vesting of Mr. Latreille's options is subject to certain milestones.

                             Year End Option Values

                                                    Number of
                                                     Shares
                                                   Underlying       Value of
                                                   Unexercised    Unexercised
                                                     Options      In-the-Money
                                                   at Year End  Options at Year
                                                  Exercisable/  End Exercisable/
Name                                              Unexercisable Unexercisable(1)
----                                              ------------- ----------------
Robert deRose....................................   100,000/0     $512,500/$0
James G. Clark...................................    15,000/0      $76,875/$0
Stephen P. Latreille.............................    0/50,000     $0/$256,250

--------
(1) The fair market value of the shares of common stock underlying the options was determined based on an average of the high and low bid/ask price of the shares on the OTC Bulletin Board on December 31, 2000 of $5.125.

Agreements with Officers and Directors

 Employment Agreement with Robert deRose

   Upon the merger on May 24, 1999, of Whirlwind Ventures, Inc. and the Company, (the Company being the surviving corporation and assuming all of the obligations and obtaining all of the rights of Whirlwind Ventures, Inc.), the Company assumed the employment agreement entered into between Robert deRose and Whirlwind Ventures, Inc., providing for Mr. deRose's employment as President and Chief Executive Officer of Whirlwind Ventures, Inc. The employment agreement is for a term of two and one-half years, and thereafter continues on a month to month basis. The employment agreement provides for compensation consisting of (i) annual base compensation of $150,000 and (ii) certain fringe and other employee benefits that are made available to the senior executives of the Company. In the event Mr. deRose's employment is terminated by the Company for any reason other than his death or disability or for "cause" (as defined in the employment agreement), Mr. deRose will be entitled to receive his base salary (as defined in the employment agreement) for a period of 90 days, including certain benefits and COBRA coverage. In the event of Mr. deRose's death or disability or termination without cause, Mr. deRose or his estate shall receive Mr. deRose's base salary for 18 months, including participation for 12 months after the date of termination in all medical, dental, hospitalization, life and disability insurance coverage and any other employee benefits in which Mr. deRose was participating at the time of termination. Pursuant to the terms of the employment agreement, Mr. deRose has agreed to maintain the confidences of the Company and to refrain from working for a competing company during his employment with the Company and for twelve (12) months after his employment is terminated.

 Stock Option Plan

   The Board of Directors adopted a Stock Option Plan on April 21, 1999 that was amended effective April 1, 2001. The Stock Option Plan provides for the grant of incentive stock options and non-qualified stock options to eligible employees, officers and Directors of the Company and its subsidiaries selected by the Board of Directors and/or the Compensation Committee. See the discussion under "Proposal 2: Approval of Stock Option Plan" for additional information regarding the Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In March 1999, Robert deRose, a Director, Chairman and Chief Executive Officer of the Company, received a consulting fee of $6,250 from the Company, prior to beginning as an employee on April 1, 1999.

   In March 1999, James G. Clark, a Director, Executive Vice President and Chief Financial Officer of the Company, received a consulting fee of $3,750 from the Company, prior to beginning as an employee on April 1, 1999.

   Martin A. Mayer, a Director of the Company, provided business and financial consulting services to the Company on a month to month basis at the rate of $6,250 per month pursuant to a consulting agreement which was terminated on December 15, 2000.

   During 2000, FAC Enterprises, Inc., (an 5.8% shareholder as of December 31,
2000) loaned the Company $170,000. The Company paid FAC Enterprises, Inc., $210,000 on March 21, 2000, representing the balance of an outstanding 1999 loan and the 2000 loan amount.

   Douglas L. Feist is a Director and officer of the Company and the sole owner of the Law Offices of Douglas L. Feist (aka "Douglas L. Feist Professional Corporation"), which provided legal services to the Company in 2000 in exchange for legal fees of approximately $60,000.

   On April 25, 1999, James G. Clark and Martin A. Mayer, each Directors, exercised stock options for 100,000 and 50,000 shares, respectively, and issued to the Company full recourse promissory notes in the amount of $100,000 and $50,000, respectively, bearing interest at the rate of 7.75% per annum, originally all due and payable on or before April 25, 2000. The due date has been extended to June 1, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company, the Company believes that, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were satisfied except that Robert deRose, James G. Clark, Douglas L. Feist and Martin A. Mayer each omitted to file one timely report on Form 5 to report the issuance of stock options pursuant to the Company's Stock Option Plan.

                              INDEPENDENT AUDITORS

   The Board of Directors has reappointed Swenson Advisors, LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. A representative of Swenson Advisors, LLP is expected to be present at the Annual Meeting of Stockholders. The representative will be given an opportunity to make a statement if desired and to respond to questions regarding Swenson Advisors, LLP 's examination of the Company's consolidated financial statements and records for the year ended December 31, 2000.

                               THE ANNUAL MEETING

Date, Time and Place

   The Annual Meeting will be held at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, California on Wednesday, May 16, 2001, at 10:00 a.m. San Diego time.

Purpose

   The purpose of the Annual Meeting is to consider two proposals:

     1. Proposal 1--To elect five Directors to the Company's Board of Directors, for a term of one year.

     2. Proposal 2--To approve the Stock Option Plan.

Additionally, at the meeting we will hear reports and transact any other business that may properly come before the Annual Meeting, including any adjournment or postponement of the meeting.

Voting at the Meeting

   Stockholders of record at the close of business on March 30, 2001, are entitled to vote at the meeting. On that date, there were 51 record holders and 4,410,250 shares of Common Stock outstanding. Each share is entitled to one vote. The percentage of the outstanding Common Stock of the Company held by our Directors and executive officers is included in this document under the heading "Security Ownership of Certain Beneficial Owners and Management."

   Holders of Common Stock have no cumulative voting rights. Directors are elected by a majority of the votes of Common Stock present, in person or by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. The affirmative vote of a majority of the Common Stock represented and voting, in person or by proxy, at any meeting of Stockholders at which a quorum is present is required for action by Stockholders on any matter, unless the vote of a greater number of shares or voting by classes or series is required under Delaware law. Abstentions and broker non-votes are tabulated in determining the votes present at a meeting. Consequently, an abstention or a broker non-vote has the same effect as a vote against a proposal or a Director nominee, as each abstention or broker non-vote would be one less vote in favor of a proposal or for a Director nominee.

   If any of the Directors nominated in this Proxy Statement becomes unable or declines to serve as a Director, each properly signed proxy card will be voted for another person recommended by the Board of Directors. The Board has no reason to believe that this will occur.

No Appraisal Rights

   Under Delaware General Corporation Law, you will not have appraisal rights in connection with either of the proposals.

Proxy Solicitation

   All shares of the Company's Common Stock represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions on the proxies. If no instructions are given, proxies will be voted for Proposal 1: the election as Directors of the nominees listed under the heading "Proposal 1: Election of Directors" and for "Proposal 2: Approval of Stock Option Plan." The Company has no knowledge of any other matters to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named on the proxies will vote on those matters in accordance with their best judgment.

   If you give a proxy pursuant to this solicitation, you may revoke the proxy at any time before it is voted. You may revoke your proxy by:

  . delivering a written notice of revocation dated later than the proxy to the Secretary of the Company (at the address included on the cover page of this proxy statement);

  . properly executing another proxy for the same shares and delivering it to the Secretary of the Company; or

  . attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not by itself revoke your proxy).

   The Company is making this proxy solicitation and will bear the expense of preparing, printing, and mailing this Notice and Proxy Statement. In addition to requesting proxies by mail, officers and regular employees of the Company may request proxies by telephone or in person. The Company will ask custodians, nominees, and fiduciaries to send proxy material to beneficial owners in order to obtain voting instructions from such beneficial owners. The Company will, upon request, reimburse them for their reasonable expenses for mailing the proxy material.

                              2002 ANNUAL MEETING

   Any stockholder who wishes to submit a proposal to be considered for inclusion in next year's Proxy Statement should send the proposal to the Company addressed to the Secretary of the Company so that it is received prior to December 17, 2001. The Company suggests that all proposals be sent by certified mail, return receipt requested.

   The Company's proxies for the 2002 Annual Meeting of Stockholders will confer discretionary authority to vote on any matter if the Company does not receive timely written notice of such matter within a reasonable time prior to the Company's printing and mailing of proxy materials for 2001.

                              FINANCIAL STATEMENTS

   The Company's Annual Report on Form 10-KSB, including consolidated financial statements for the year ended December 31, 2000, is being mailed to Stockholders of record on the record date with this Proxy Statement.

   You may obtain additional copies of the Company's Annual Report on Form 10-KSB, as filed with the SEC, free of charge upon oral or written request to the Secretary, Direct III Marketing, Inc., 12760 High Bluff Drive, Suite 210, San Diego, California 92130 (telephone number: (858) 793-4151).

                                          By Order of the Board of Directors
                                          Direct III Marketing, Inc.
                                          Douglas L. Feist, Secretary

April 11, 2001

                                                                       EXHIBIT A




                           DIRECT III MARKETING, INC.

                               STOCK OPTION PLAN

                           DIRECT III MARKETING, INC.

                               STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                           Page
                                                                           No.
                                                                           ----
ARTICLE 1. DEFINITIONS....................................................  A-1
  1.1. General............................................................  A-1

ARTICLE 2. SHARES SUBJECT TO PLAN.........................................  A-3
  2.1. Shares Subject to Plan.............................................  A-3
  2.2. Add-back of Options................................................  A-3

ARTICLE 3. GRANTING OF OPTIONS............................................  A-4
  3.1. Eligibility........................................................  A-4
  3.2. Qualification for Incentive Stock Options..........................  A-4
  3.3. Granting of Options................................................  A-4

ARTICLE 4. TERMS OF OPTIONS...............................................  A-5
  4.1. Option Agreement...................................................  A-5
  4.2. Option Price.......................................................  A-5
  4.3. Option Term........................................................  A-5
  4.4. Option Vesting.....................................................  A-5
  4.5. Continued Employment...............................................  A-6

ARTICLE 5. EXERCISE OF OPTIONS............................................  A-6
  5.1. Partial Exercise...................................................  A-6
  5.2. Manner of Exercise.................................................  A-6
  5.3. Conditions to Issuance of Stock....................................  A-7
  5.4. Rights as Stockholders.............................................  A-7
  5.5. Ownership and Transfer Restrictions................................  A-7
  5.6. Limitations on Exercise of Options.................................  A-7

ARTICLE 6. ADMINISTRATION.................................................  A-8
  6.1. Compensation Committee.............................................  A-8
  6.2. Duties and Powers of Committee.....................................  A-8
  6.3. Majority Rule; Unanimous Written Consent...........................  A-8
  6.4. Compensation; Professional Assistance: Good Faith Actions..........  A-8

ARTICLE 7. MISCELLANEOUS PROVISIONS.......................................  A-9
  7.1. Not Transferable...................................................  A-9
  7.2. Amendment, Suspension or Termination of this Plan..................  A-9
  7.3. Changes in Common Stock or Assets of the Company, Acquisition or
     Liquidation of the Company and Other Corporate Events................  A-9
  7.4. Approval of Plan by Stockholders................................... A-11
  7.5. Tax Withholding.................................................... A-11
  7.6. Loans.............................................................. A-11
  7.7. Forfeiture Provisions.............................................. A-11
  7.8. Limitations Applicable to Section 16 Persons and Performance-Based
   Compensation........................................................... A-11
  7.9. Effect of Plan Upon Options and Compensation Plans................. A-11
  7.10. Compliance with Laws.............................................. A-12
  7.11. Titles............................................................ A-12
  7.12. Governing Law..................................................... A-12

                           DIRECT III MARKETING, INC.

                               STOCK OPTION PLAN
                                  (as amended)

   DIRECT III MARKETING, INC., a Delaware corporation (the "Company"), adopts the Direct III Marketing, Inc. Stock Option Plan (the "Plan"), originally effective April 21, 1999, as amended effective April 1, 2001 for the benefit of eligible Employees, officers and Directors of the Employer (as defined in Section 1.1).

   The purposes of this Plan are (a) to recognize and compensate officers, Directors and selected Employees of the Company and its subsidiaries who contribute to the development and success of the Company; (b) to maintain the competitive position of the Company by attracting and retaining Employees; (c) to provide incentive compensation to such officers and key Employees based upon the Company's performance; and (d) to encourage the officers, Employees and Directors of the Company and its subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company and its subsidiaries.

                             ARTICLE 1. DEFINITIONS

   1.1. General. Wherever the following initially capitalized terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

   "Award Limit" shall mean One Hundred Thousand (100,000) shares of Common
Stock.

   "Board" shall mean the Board of Directors of the Company, as comprised from time to time.

   "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

     (a) Any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
  Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

     (b) There is a change in the composition of the Board over a period of no more than thirty-six (36) consecutive months such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

     (c) There is a successful initial public offering of the Company's Common Stock.

   "Code" shall mean the Internal Revenue Code of 1986, as amended.

   "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1, as comprised from time to time, or such other Committee designated by the Board to administer the provisions of this Plan.

   "Common Stock" shall mean the common stock of the Company.

   "Company" shall mean Direct III Marketing, Inc., a Delaware corporation.

   "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

     (a) A merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to (i) change the State in which the Company is incorporated, (ii) form a holding company, or (iii) effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

     (b) The sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

     (c) Any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

   "Director" shall mean a member of the Board.

   "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Employer.

   "Employer" shall mean the Company and each member of (i) a controlled group of corporations or (ii) trades or businesses under common control, or (iii) an affiliated service group which, in each case, shall include the Company, as determined under Section 414 of the Code.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   "Fair Market Value" of a share of Common Stock, as of a given date shall be
(i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or
(ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, either the (i) closing sale price or (ii) the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation systems, as may be appropriate, or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

   "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

   "Independent Director" shall mean a member of the Board who is not also an Employee of the Employer.

   "Non-Qualified Stock Option" shall mean an Option which the Committee does not designate as an Incentive Stock Option.

   "Option" shall mean a stock option granted under Article 3 of this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors shall be Non-Qualified Stock Options.

   "Optionee" shall mean an Employee granted an Option under this Plan.

   "Plan" shall mean the Direct III Marketing, Inc. Stock Option Plan, as amended from time to time.

   "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

   "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

   "Section 162(m) Participant" shall mean any Employee designated by the Committee to receive Options whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code, as determined by the Committee in its sole discretion.

   "Subsidiary" shall mean a corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Employer is terminated for any reason with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Employer, and (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment (subject to the provisions of any agreement between an Employee and the Employer), including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, the application of the provisions of Section 7.7, and all questions of whether particular leaves of absence constitute Terminations of Employment, provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding, any other provision of this Plan, the Employer has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                       ARTICLE 2. SHARES SUBJECT TO PLAN

   2.1 Shares Subject to Plan.

   (a) The stock subject to an Option shall be shares of the Company's authorized but unissued, reacquired, or treasury Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options shall not exceed Two Million (2,000,000).

   (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

   2.2 Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                         ARTICLE 3. GRANTING OF OPTIONS

   3.1 Eligibility. Any Employee, officer or Director of the Employer selected by the Committee pursuant to Section 3.3(a)(1) shall be eligible to be granted an Option.

   3.2 Qualification for Incentive Stock Options. No person may be granted an Incentive Stock Option under this Plan if such person (i) is not an Employee, or (ii) at the time the Incentive Stock Option is granted, the Employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

   3.3 Granting of Options.

   (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

     (1) Determine who (including Employees, officers or Directors who have previously received Options under this Plan) should be granted Options;

     (2) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees, officers or Directors;

     (3) Subject to Section 3.2 above, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

     (4) Determine the terms and conditions of such Options, consistent with this Plan, provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
  Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

   (b) The Committee shall issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

   (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                          ARTICLE 4. TERMS OF OPTIONS

   4.1 Option Agreement. Each Option shall be evidenced by a written Stock Award Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Award Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

   4.2 Option Price. The exercise price per share of the shares subject to each Option shall be set by the Committee, provided, however, that such price shall be greater than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and
(iii) in the case of Non-Qualified Stock Options granted to Independent Directors after the Company is subject to the Exchange Act, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

   4.3 Option Term. The term of an Option shall be set by the Committee in its discretion, provided, however, that, (i) in the case of Non-Qualified Stock Options granted to Independent Directors, the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an Employee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Such Incentive Stock Options shall be subject to Section 5.6. Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options and by Section 7.2 hereof, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination.

   4.4 Option Vesting.

   (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that Options granted to Independent Directors shall become exercisable in full on the date of Option grant. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

   (b) No portion of an Option which is non-vested at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Award Agreement or by action of the Committee or the Board, as the case may be, following the grant of the Option.

   (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during, any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required or permitted by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4.3., the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

   4.5 Continued Employment. Nothing in this Plan or in any Stock Award Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Employer, or shall interfere with or restrict any of the rights of the Employer, hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                         ARTICLE 5. EXERCISE OF OPTIONS

   5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise can only be effective with respect to a minimum number of shares.

   5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

     (a) A written notice stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion and shall specify the number of shares in respect of which the Option is to be exercised;

     (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option shall be exercised pursuant to Section
  7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option (such as a copy of the appropriate court order); and

     (d) The Committee may specify in the stock option award agreement that the option can be exercised by one or more of the following methods: full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised, (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration, (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board,
  (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

   5.3 Conditions to Issuance of Stock. The Company shall not be required to issue or deliver any certificate or other indicium evidencing ownership of shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency or transfer agent based on Committee instructions for non-certificated shares which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following, the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

   5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates or other indicia representing such shares have been issued by the Company to such holders.

   5.5 Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose at the time of grant such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Award Agreement and may be referred to on the certificates or other indicia evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates or other indicia evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

   5.6 Limitations on Exercise of Options.

   (a) Incentive Stock Options. Unless otherwise granted by Committee to an Employee for a shorter period, no Incentive Stock Option granted hereunder may be exercised to any extent by anyone after the first to occur of the following events: (a) the expiration of twelve (12) months from the date of the Optionee's death; (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Employment by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code); or (c) the expiration of three (3) months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death or his or her permanent and total disability, unless the Optionee dies within said three-month period.

   (b) Non-Qualified Stock Options. Non-Qualified Stock Options may be exercised up and until their expiration date. No Option may be exercised after its expiration date. The Committee, in its complete discretion, may limit the exercise of Non-Qualified Stock Options.

                           ARTICLE 6. ADMINISTRATION

   6.1 Compensation Committee.

   (a) The Compensation Committee shall consist of:

     (1) For awards to Independent Directors, the entire Board;

     (2) For awards to Section 162(m) Participants, solely of 2 or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and as "outside director" for purposes of Section 162(m) of the Code; or

     (3) For all other awards as determined by the Compensation Committee.

   (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. The Board may fill vacancies in the Committee. If a Committee is not appointed, the Board shall be the Committee.

   6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

   6.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

   6.4 Compensation; Professional Assistance; Good Faith Actions. Unless otherwise determined by the Board, members of the Committee shall receive no compensation for their services. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                      ARTICLE 7. MISCELLANEOUS PROVISIONS

   7.1 Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. During the lifetime of the Optionee, only he or she or his or her personal representatives may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Award Agreement or other agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

   7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without the approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the maximum number of shares which may be issued under this Plan as set forth in Section 2.1 or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. This Plan shall terminate on the tenth anniversary of the adoption hereof by the stockholders. No Options may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten (10) years from the initial date the Plan is adopted by the Board: or

     (b) The expiration of ten (10) years from the date the Plan initially is approved by the Company's stockholders under Section 7.4 below.

   7.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

   (a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), on account of a recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

     (1) The number and kind of shares of Common Stock with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

     (2) The number and kind of shares of Common Stock subject to outstanding Options, and

     (3) The grant or exercise price with respect to any Option.

   (b) In the event of any Corporate Transaction or other transaction or event described in Section 7.3.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

     (1) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for the purchase of any such Option for the payment of an amount of cash equal to the amount that could have been attained upon the exercise of such option or realization of the Optionee's rights had such option been currently exercisable or payable or fully vested or the replacement of such option with other rights or property selected by the Committee in its sole discretion;

     (2) In its sole and absolute discretion, the Committee may provide in terms of such Option that it cannot be exercised after such event;

     (3) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i)
  Section 4.4 or (ii) the provisions of such Option;

     (4) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such option or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

     (5) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

     (6) None of the foregoing discretionary actions taken under this Section
  7.3 shall be permitted with respect to Options granted to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3.

   (c) Subject to Section 7.3 and 7.8, the Committee may, in its discretion, at the time of grant, include such further provisions and limitations in any Option agreement or certificate, as it may deem equitable and in the best interests of the Company.

   (d) With respect to Options which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option or award shall always be rounded to the next whole number.

   7.4 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's adoption of this amended Plan. If the stockholders fail to approve such Plan, all options granted hereunder shall be Non-Qualified Stock Options.

   7.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

   7.6 Loans. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

   7.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

   7.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, any Option granted to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law and the Plan, Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

   7.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Employer. Nothing in this Plan shall be construed to limit the right of the Employer (i) to establish any other forms of incentives or compensation for Employees, or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business stock or assets of any corporation, partnership, limited liability company, firm or association.

   7.10 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

   7.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

   7.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

   I hereby certify that the foregoing Plan, as amended, was duly adopted by the Board of Directors of Direct III Marketing, Inc., effective April 1, 2001.

       Executed on this 9th day of April, 2001, at San Diego, California

                                          /s/ Douglas L. Feist
                                          -------------------------------------
                                          DOUGLAS L. FEIST
                                          Executive Vice President and
                                           Secretary

                               DETACH CARD HERE
--------------------------------------------------------------------------------

DIRECT III MARKETING, INC. PROXY
PROXY SOLICITED ON BEHALF OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2001

At the Annual Meeting of Stockholders of Direct III Marketing, Inc. to be held at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, California at 10:00 a.m. San Diego time on Wednesday, May 16, 2001, and any adjournment thereof, Robert deRose and Douglas L. Feist, and each of them, with full power of substitution (the "Proxy Committee"), are hereby authorized to represent me and to vote all of my shares on the following:

1. Electing five Directors, each for a one-year term. The nominees of the Board of Directors are: Robert deRose, Michael H. Shaut, James G. Clark, Douglas L. Feist and Martin A. Mayer, or in the event of the unavailability of any nominee, such other person(s) as the Board of Directors may recommend.

    FOR the nominees  [_]      WITHHOLD AUTHORITY [_]  ________________________
                               to vote for the following nominee(s):

2.  Approval of the Stock Option Plan.

    FOR   [_]             AGAINST    [_]            WITHHOLD AUTHORITY   [_]

3. Any other business which may properly come before the Annual Meeting of Stockholders, and all adjournments thereof, in accordance with the judgment of the Proxy Committee on such business.


                  (Continued and to be signed on other side)


                                      Dated ______________________________, 2001

                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Signature


                                      NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                      CHANGE OF ADDRESS:  Please indicate
                                      change of address below:

                                      __________________________________________

                                      __________________________________________

             PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY